UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 12, 2017

T-REX OIL, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 Zang Steet, Suite 209, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720)502-4483

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

T-Rex Oil, Inc. (the Registrant) has been granted its motion to dismiss the lawsuit filed against it in the Supreme Court of the State of New York County of New York by BMO HOLDING LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

T-REX OIL, INC.

By:	/s/ Donald Walford
Donald Walford, Chief Executive Officer

Date: July 12, 2017